Exhibit 10-59

M E M O R A N D U M

TO:                 NUI Corporation and NUI Utilities Syndicate Members

FROM:           Stephen J. Hoffman
                        Fleet National Bank, Agent

DATE:            August 9, 2002

RE:            Credit Agreement among NUI Corporation ("NUI Corporation"), Fleet National Bank, as Agent, PNC Bank, National Association, as Syndication Agent, First Union National Bank, as Documentation Agent, and others, dated as of December 19, 2001 (the "NUI Corporation Credit Agreement")

                        Credit Agreement among NUI Utilities, Inc. ("NUI Utilities"), Fleet National Bank, as Agent, PNC Bank, National Association, as Syndication Agent, First Union National Bank, as Documentation Agent, and others, dated as of December 19, 2001 (the "NUI Utilities Credit Agreement")

            As you know, the NUI Corporation Credit Agreement and the NUI Utilities Credit Agreement (collectively, the "Credit Agreements") each contain covenants restricting the creation, incurrence, assumption or sufferance of Indebtedness (as such term is defined in the Credit Agreements), subject to certain permitted exceptions.

            Due to the current historically low interest rate environment, NUI Corporation and NUI Utilities (collectively, the "Companies") are reviewing the possibility of entering into certain transactions that would constitute Hedging Obligations (as such term is defined in the Credit Agreements).  Since such transactions are currently prohibited by the Credit Agreement, the Companies have requested that Section 5.13 of each Credit Agreement be amended to provide that Indebtedness incurred in connection with Hedging Obligations on debt in an amount not to exceed an aggregate notional value of $75,000,000 per fiscal year be permitted.  Amending such indebtedness covenants to permit such a basket for Indebtedness in connection with Hedging Obligations requires the consent and approval of Required Lenders under each of the Credit Agreements. This request does not allow for an increase in the dollar value of any debt but would allow the Companies, should they decide to, to take advantage of a favorable movement in interest rates (to effect, for example, a fixed-to-floating interest rate swap). Fleet supports this request.

            Please let me know by the close of business on Monday, August 19, 2002 whether you have any issues with the indebtedness covenants contained in Section 5.13 of each Credit Agreement being amended to permit Indebtedness in connection with Hedging Obligations in an aggregate amount not to exceed a notional value of $75,000,000 per fiscal year.  Please direct any questions you may have to me by e-mail at stephen_j_hoffman@fleet.com or by telephone at (617) 434-6520 or to Phillip Lynch at phillip_lynch@fleet.com or by telephone at (617) 434-8843.

If you are in agreement with this amendment, please indicate your consent by signing in the space below provided for your signature.  Please fax your signature page to me at (617) 434-3652 by the close of business on Monday, August 19, 2002.  In addition, please send your three original signature pages to me via overnight mail for delivery by Tuesday at 100 Federal Street, Mail Stop: MA DE 10008A, Boston, Massachusetts  02110.  The signatures of the Required Lenders and the Companies hereto shall be sufficient to effect the amendment to the Credit Agreements described herein, effective as of August 19, 2002.  Thank you for your prompt attention and cooperation.

                        Agreed to and acknowledged as of August 19, 2002 by:

FLEET NATIONAL BANK, as Agent and as a Lender under each of the above-referenced Credit Agreements

By:    /S/  CHERYL A. HUTT

     Name:  Cheryl A. Hutt

     Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender under each of the above-referenced Credit Agreements

By:    /S/  JANIS L. TUCKER

     Name:  Janis L. Tucker

     Title:    Vice President

FIRST UNION NATIONAL BANK, as Documentation Agent and as a Lender under each of the above-referenced Credit Agreements

By:  /S/  JEFFREY R. STOTTLER

     Name:  Jeffrey R. Stottler

     Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender under each of the above-referenced Credit Agreements

By: /S/ J. WILLIAM RHODES

      Name:  J. William Rhodes

      Title:   VP

CITIZENS BANK, as a Lender under each of the above-referenced Credit Agreements

By: /S/ MICHAEL OVELLET

      Name:  Michael Ovellet

      Title:   Vice President

CIBC INC., as a Lender under each of the above-referenced Credit Agreements

By:  /S/ NORA Q. CATIIS

      Name:  Nora Q. Catiis

      Title:   Authorized Signatory

MELLON BANK, N.A., as a Lender under each of the above-referenced Credit Agreements

By:  RICHARD A. MATTHEWS

      Name:  Richard A. Matthews

      Title:   First Vice President

NUI CORPORATION

By:  /S/ CHARLES N. GARBER

      Name:   Charles N. Garber

      Title:   Vice President-Finance & Treasurer

NUI UTILITIES, INC.

By: /S/  CHARLES N. GARBER

      Name:  Charles N. Garber

      Title:   Treasurer